Exhibit 10.8

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 100	3. EFFECTIVE DATE 11/27/2017	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This modification is applicable to Operating Period 51, FY18 (CY17).

1. FedEx will accept up to a total of [*] cubic feet per day in the form of Ad Hoc Trucks and/or charter flights on the Day Network at the Memphis Hub. FedEx must approve any additional trucks, charters, or rerouting of a scheduled charter flight in advance. All Domestic Charter flights must arrive by 10:00 daily at the Memphis Hub; with the exception of the SFO flight, all parties agree that the San Francisco, CA (SFO) flight will depart at 04:30 and arrive in Memphis (MEM) at 10:30.

2. In return for taking ad hoc trucks and domestic charters the Postal Service will grant a waiver of any reductions in payment for delivery and scanning performance for the Operating

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Frank LeRose Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ FRANK LEROSE (Signature of person authorized to sign)	15C. DATE SIGNED 8-28-17	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 8/28/17

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

CONTRACT/ORDER NO. ACN-13-FX/100	AWARD/ EFFECTIVE DATE 11/27/2017	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Period 51 (December). This will include all five weeks for the Day Network and Night Network.

3. For the period of November 26, 2017 through January 4, 2018, MEM will serve as co-terminus for all destinating mail for (LAX, ONT), (SFO, OAK, SMF), and all offshore locations (ANC, HNL, SJU).

4. FedEx is to supply Unit Load Device (ULD) containers or pallets and nets for charter operations during the Peak Season 2017, per the attached, “Peak 2017 (FY18) Charter ULD Agreement.” FedEx will have the ULD containers or pallets and nets in place for operations effective November 26, 2017, through January 4, 2018. Payment for the use of the FedEx ULD containers will be based on agreed upon terms outlined in the attached “Peak 2017 (FY18) Charter ULD Agreement.” Payment will be made through the reconciliation process.

5. In order to balance the ULD’s needed each day, and maximize the amount of volume accepted, FedEx has planned to fully utilize the inbound and outbound LAX and SFO charters. The charter flights will be loaded first and then the remaining Postal containers will be loaded on the scheduled FedEx flights. FedEx will provide the lift required under the contract for all offshore locations (ANC, HNL, SJU) and all overflow will be tendered at the Memphis Hub and move via the Postal charters.

All other contract terms remain in effect.

–

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/29/2024

                    Peak 2017 (FY18) Charter ULD Agreement

	Nov Week 4 Nov 20 to 26			Dec Week 1 Nov 27 to Dec 3			Dec Week 2 Dec 4 to 10			Dec Week 3 Dec 11 to 17			Dec Week 4 Dec 18 to 24			Dec Week 5 Dec 25 to Dec 31			Jan Week 1 1 to 7
Charters	AMJ	LD3	SAA	AMJ	LD3	SAA	AMJ	LD3	SAA	AMJ	LD3	SAA	AMJ	LD3	SAA	AMJ	LD3	SAA	AMJ	LD3
LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total ULDs by Week	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total AMJs for the Period	[*]
Total LD3s for the Period	[*]
Total AADs for the Period	[*]
Total SAAs for the Period	[*]

ULDs per Market by AC type
ULD Charges for Period						Market	AMJ	LD3	SAA
ULD Type	AMJ	LD3	SAA	AAD		LAX	[*]	[*]	[*]
Amount of containers	[*]	[*]	[*]	[*]		SFO	[*]	[*]	[*]
Charge per ULD	[*]	[*]	[*]	[*]		HNL	[*]	[*]	[*]
Total Charges Per ULD type	[*]	[*]	[*]	[*]		ANC	[*]	[*]	[*]
Total Charges					[*]	SJU	[*]	[*]	[*]

Assumptions:

1.	[*]
2.	[*]
3.	[*]
4.	HNL operates from Nov. 26th through Dec. 24th. ANC operates from Dec. 3rd through Dec. 23rd. SJU operates from Nov. 26th to Dec. 28th. LAX operates from Nov. 28th through Jan. 4th. SFO operates from Nov. 28th to Jan. 4th.
5.	ULDs are provided the day prior to the start of the first operation and are returned to FedEx the day after the last operation. The day prior and after operations are included in the rental agreement.
6.	The total amount of ULDs charged is based on the 3 offshore locations, LAX, and SFO at 2 ULD sets per operational leg and length of operational periods as outlined above.
7.	The amounts charged per container type are based on current IATA rates.
8.	The LAX and SFO 747 charters in weeks 3 and 4 may have different combinations of ULDs based on availability at the time of operation: Uppers: AMJ, AAD, pallet, or a combination. Bellies: LD3, pallet, or a combination. These ULD types will be provided per position for whatever combination of ULDs available for weeks 3 and 4.
9.	No contingency dates were provided, but additional charges are due for dates prior to or after the schedule dates listed in item 4

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.